NEPHROS, INC.

The Future of Fluid Filtration

Columbia University -
Audubon Technology Center

3960 Broadway

New York, NY  10032

PH: 212.781.5113

www.nephros.com

NEP: Forward Looking Statements

This presentation contains certain "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995, as amended. Such statements may include statements regarding the efficacy and intended use of Nephros' technologies, the timelines for bringing such products to market and the availability of funding sources for continued development of such products and other statements that are not historical facts, including statements which may be preceded by the words "intends," "may," "will," "plans,"
"expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. For such statements, Nephros claims the protection of the Private Securities Litigation
Reform Act of 1995.  Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the control of Nephros. Actual results may differ materially from the expectations contained in the forward-looking statements. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the control of Nephros.  Actual results may differ materially from the expectations contained in the forward-looking statements.

Risk Factors

Factors that may cause such differences include the risks that Nephros may not be able: (i) to obtain funding if and when needed or on favorable terms; (ii) to continue as a going concern; (iii)
to liquidate its investments when needed to fund its operations; (iv) to maintain compliance with the AMEX's continued listing standards; (v) to demonstrate in pre-clinical or clinical trials the anticipated efficacy, safety or cost savings of products that appeared promising to Nephros in research or clinical trials; (vi) to obtain appropriate or necessary governmental approvals to achieve its business plan or effectively market its products; (vii) to have its technologies and products accepted in current or future target markets; or (viii) to secure or enforce adequate legal protection, including patent protection, for its products. More detailed information about Nephros and the risk factors that may affect the realization of forward-looking statements is set forth in
Nephros' filings with the SEC, including Nephros' Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, and Nephros' Quarterly Report on Form 10-Q for the period ended March 31, 2008. Investors and security holders are urged to read these documents free of charge on the SEC's website at www.sec.gov .. Nephros does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

ESRD (Dialysis) Therapy

Water Filtration

The Nephros Package

Driving ahead with two complementary filtration
technologies, with broad market opportunities:

MD 190
SINGLE USE ONLY

In Vivo Clearance Comparison
(n = 20 patients)
High Flux HD (Current US Standard)
Nephros Mid-Dilution HDF
Whole Blood Clearance [ml/min]
350
300
250
200
150
100
50
0
Urea
Creatinine
Phosphate
Beta-2-microglobulin
Angiogenin
Leptin

Our advanced proprietary filter
designed specifically for
advanced-therapy
hemodiafiltration (HDF)
platforms.

Unsurpassed clinical
performance in our unique
dual-stage design.

Priced comparably to current
dialyzer products; over
100,000 treatments across
Europe so far.

Nephros Delivers A Better Therapy: The OLpur MD Filter

18%

34%

149%

518%

221%

38%

Convenient add-on module
providing upgraded
hemodiafiltration capability
for standard HD machines,
with on-line real-time sterile
fluid.

Add-on
Module

Providing HDF Therapy in the US: The OLpur ™ H 2H™

Marketing “razor” for our
OLpur MD Filter

“razorblades.”

Safe, economical means to provide HDF therapy without replacing existing dialysis machine base, a powerful economic and clinical advantage ..  US clinical trial now completed.

Improving tolerance and outcome of haemodialysis

Mortality risk for patients receiving hemodiafiltration versus hemodialysis: European results from the DOPPS

B Canaud[1], JL Bragg-Gresham[2], MR Marshall[3], S Desmeules[4], BW Gillespie[5], T Depner[6], P Klassen[7] and FK Port[2]

[1]Department of Nephrology, Lapeyronie University Hospital, Montpellier, France; [2]DOPPS, URREA, Ann Arbor, Michigan, USA; [3]Department of Renal Medicine, Middlemore Hospital, Otahuhu, Auckland, New Zealand; [4]Department of Néphrologie, CHUQ-Hôtel Dieu de Québec, Québec, Canada; [5]Department of Biostatistics, University of Michigan, Ann Arbor, Michigan, USA; [6]Department of Medicine, University of California, Davis, Sacramento, California, USA and [7]Department of Clinical Research, Amgen, Inc., Thousand Oaks, California, USA

Hemodiafiltration (HDF) is used sporadically for renal replacement therapy in Europe but not in the US.

Kidney International advance online publication, 26 April 2006; doi:10.1038/sj.ki.5000147

Nephros Hemodiafiltration (HDF):

Bringing a better therapy on-line…

Substantial drug
reductions

Fewer hospitalizations

Reduced infection risk

Improved patient nutrition

Improved quality of life

A 35%+
Reduction in
Mortality Risk

United States Government Accountability Office

GAO

Report to the Chairman, Committee on Ways and Means, House of Representatives

END-STAGE RENAL DISEASE

Bundling Medicare's Payment for Drugs with Payment for All ESRD Services Would Promote Efficiency and Clinical Flexibility

GAO

Nephros MD HDF: The Value Proposition

Appropriate for all patients

U.S. patient population includes incident (new)
patients; those with vascular access issues; pediatric
patients.  Prime target markets.

Nephros is driving to be the predominant provider of
HDF therapy in the US by 2009.

ESRD patients population growth rate = 5-6% per year

HDF patients have reduced mortality risk of up to 35%

HDF patients have reduced need for certain drug
therapies; recent studies link epoetin use to cardiac
complications

MDHDF patients: a better quality of life

Baucus Medicare Improvements Act calls for bundling
of Medicare reimbursement by 2011, a key change
driving better therapy

Where are we today with Nephros
Hemodiafiltration?

U.S. clinical trial completed: 24 patients, 3 months using
Nephros Mid-Dilution Therapy.

Over 34,000 liters of fluid injected into patients, purified in real-
time by the Nephros H 2H module, with no adverse reactions

Now preparing FDA 510(k) submission; targeted no later than
3Q08; product launch targeted for 2Q09

New studies in Europe report that mid-dilution provides benefits over post-dilution HDF and other therapies:

Improved middle molecule removal

Improved insulin resistance

Improved inflammatory response

Improved cardiovascular risk factors

Reduced co-morbidity risks

    (for HDF generally over HD)

Our ESRD therapy research has
produced a cost-effective, robust

The Nephros Dual
Stage Ultrafilter (DSU)
effectively addresses a
range of biologically
contaminated water
problems…

Water Filtration Technology

Water Filtration Business Drivers

2 Million Hospital Acquired Infections per year in the U.S. alone, with
100,000 deaths and $30 BILLION in additional healthcare costs (over
$12,000 on average per case). Water has been identified as a primary source of infection.

Recent study: 14 of 20 major U.S. hospitals tested positive for legionella bacteria in the water system.

Studies indicate current approaches (heat disinfection, super-
chlorination) not 100% effective at eliminating legionella in older hospital water systems.

States requiring hospitals to publish their infection rates.

Medicare is planning to reduce or eliminate reimbursement for certain
Hospital Acquired Infections, including legionella.

Municipal water systems continue to deteriorate; boil-water alerts on the rise.

Disaster preparedness is high profile.

What does the Nephros DSU bring to the table?

Removes bacteria, fungi, viruses, parasites, and
biological toxins (including ricin, cryptosporidium,
and botulinum toxin), dramatically exceeding
purification requirements for potable water

Effective end-point filtration reduces or eliminates
the need for chlorination

Attains, and maintains, high flow rates

Provides proven durability combined with the
safety and reliability of true redundant filtration

Scalable to multiple delivery levels

Filtered Shower Flow Rate
Nephros DSU vs Competitive 0.2 Micron Filter
(Inlet Pressure 50-60 psi, Water Temp. = approx. 40-45
Competitive 0.2 micron filter
Nephros DSU
1 gpm minimum
Week 1
Week 2
Week 3
Week 4
Week 5
Flow Rate [Liters/min]
Cumulative Shower Time [min]
0
1
2
3
4
5
6
7
8
0
210
420
630
840
1050

Nephros DSU substantially outperforms the
competition in endurance

Competition’s flow dropped
under the 1 gallon/minute
minimum in 30 minutes of use

Nephros DSU flow
sustained above 1.2
gallons/minute after more
than 4 weeks at 30
minutes/day

Water

Salts & Minerals

Clostridium Botulinum toxin

Ricin toxin

Staphylococcal enterotoxin B

Ebola virus

Smallpox; Polio

Hepatitis A, E

Giardia Lamblia

Cryptosporidium

Klebsiella pneumoniae

Bacillus anthracis

E. Coli  &  Salmonella

Vibrio cholerae

Legionella pneumoniae

Mycobacterium

Pseudomonas aeruginosa

BACTERIA  PARASITES

Size

[um]

20

0.2

0.02

2

0.002

VIRUSES

0.2 um

Filters

Nephros

DSU

BIOLOGIC TOXINS

Nephros DSU substantially outperforms the competition in
removing bacteria, viruses and other toxins

Two Large Hospitals

Legionella Study - 25 Patient Rooms

Results with and without Nephros DSU Filters

>1 cfu/ml Legionella
> 10 cfu/ml Legionella
>100 cfu/ml Legionella
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Percentage of Samples
NONE DETECTED
Pre Filter Installation
Filter Installed for 3 Months
3 Months After Filter Removed

The Nephros DSU:
Proven Stopping
Power

Nephros DSU: A New Water Filtration Standard

Reliability  <<>> Purity  <<>>  Simplicity  <<>> Adaptability

The difference between
unfiltered water and
Nephros Filtration in black
and white

Where are we today with the Nephros DSU?

Tests at two major northeast hospitals demonstrated
product efficacy and durability

NSF testing to standard P231, microbiologically pure
water, to be completed this summer

Filter is currently in test at a major New York hospital

Currently commercializing and pursuing distribution
opportunities: hospital product launched June 15 ‘08 at
the APIC meeting, Denver

Pursuing opportunities in emergency management

$3 million military product development in progress in
conjunction with CamelBak Products and a research
university

The Nephros Opportunity

Complementary technologies with broad market
opportunities in ESRD therapy and water filtration

Business plan with defined goals

Management experience; a revitalized board and team

U.S. clinical trials now completed

Active distribution business with CE marked products in
Europe

Unique, advanced water filtration technology coming on-
line now

Strong and extensive patent coverage

Relative to comparables, a strong value opportunity

Financial Overview

Statement of Operations

Q1 2008

Net Revenues    $387

Gross Profit       $149

GP %                38.5%

Op Exp           $1,925

Loss Ops       ($1,776)

Other                 $136

Net Loss        ($1,640)

Q1 2007

Net Revenue                             $296

Gross Profit             $ 91

GP %                     30.7%

Op Exp                $1,609

Loss Ops            ($1,518)

Other                  ($     53)

Net Loss             ($1,571)

Balance Sheet

March 31, 2008

Current Assets  $3,724

L/T Assets        $5,037

Current Liabs   $1,532

L/T Liabs          $      0

Equity              $7,229

December 31, 2007

Current Assets  $9,296

L/T Assets        $   789

Current Liabs   $1,329

L/T Liabs        $        0

Equity              $8,756

NEPHROS, INC.

The Future of Fluid Filtration

Columbia University -
Audubon Technology Center

3960 Broadway

New York, NY  10032

PH: 212.781.5113

www.nephros.com